Exhibit 99.2

             AGREEMENT, AMENDMENT, RESERVATION OF RIGHTS AND RELEASE

         THIS AGREEMENT, AMENDMENT, RESERVATION OF RIGHTS AND RELEASE (this "Agreement") is made and entered into as of March 25, 2003, by and among Advanced Remote Communication Solutions, Inc., a California corporation formerly known as Boatracs, Inc. (herein called "Arcoms"), Enerdyne Technologies, Inc., a California corporation ("Enerdyne"; Arcoms and Enerdyne are collectively referred to herein as "Borrower"), Housatonic Micro Fund SBIC, L.P., Housatonic Micro Fund, L.P and Lexington Funding LLC (collectively, the "Lender"), as the assignee of First National Bank, a national banking association ("Bank").

                                    RECITALS

         A. Borrower and Bank entered into that certain Loan Agreement, dated as of December 29, 1998, (as the same has been and may from time to time be modified, amended, supplemented, restated or superseded, the "Loan Agreement"), pursuant to which Bank agreed to extend and make loans ("Loans") available to Borrower upon the terms and conditions contained therein. The Loans are evidenced by (i) the Loan Agreement, (ii) that certain Promissory Note dated December 29, 1998, in the original principal amount of $750,000 (as such amount has been subsequently increased and decreased from time to time (the "Note"), the terms of which were amended by a letter to Borrower from Bank dated February 20, 2001 and those various Change in Terms Agreements, dated February 4, 2000, February 28, 2000, March 13, 2001, May 18, 2001, August 3, 2001, November 5,
2001, and December 20, 2001, (iii) that certain Loan Modification Agreement, dated May 29, 2002 between Bank and Borrower, and (iv) all security agreements, pledge agreements, guarantees, financing statements, subordination agreements and other documents or instruments entered into in connection with the Loans (all of which, together with the Loan Agreement and the Note, shall be referred to herein as the "Loan Documents"). As of the date of this Agreement, the aggregate principal balance of the Loans is $1,500,000 and such principal balance, along with accrued interest thereon, and other charges, costs and expenses with respect to the Loans remains unpaid. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms in the Loan Agreement.

         B. Bank and Lender entered into that certain Purchase and Sale Agreement ("Purchase Agreement"), dated as of September 20, 2002, pursuant to which Bank irrevocably sold, transferred, assigned, granted, and conveyed Bank's right, title, and interest in, to and under the Loans, the Loan Documents and the other Transferred Rights (as defined in the Purchase Agreement) to Lender.

         C. Borrower is presently in violation of the following covenants set forth in the Loan Agreement: (i) Overadvance default, due to the Eligible Account Deficiency as disclosed in the Borrowing Base Certificate dated July 31, 2002 and failure to submit Borrowing Base Certificates for each calendar month thereafter, (ii) failure to deposit Additional Collateral upon the existence of an Eligible Account Deficiency, (iii) Payment default, as monthly interest payments have not been made since August, 2002, (iv) failure to not allow any Account Payable to a Key Vendor to remain outstanding for a period in excess of sixty (60) days from its due date, and (v) failure to direct all of its Account Debtors to send all future payments on their Accounts Payables directly to Lender, each of which violation constitutes an Event of Default under the Loan Agreement (collectively, the "Current Events of Default").

         D. The continuance of the Current Events of Default entitles Lender to, among other things, declare all existing Indebtedness to be immediately due and payable and commence immediate enforcement and collection actions and to exercise such other rights or remedies as are available at law or in equity including, without limitation, remedies available under Article 9 of California's Uniform Commercial Code (collectively, the "Enforcement Actions").

         E. Borrower has requested Lender to provide additional loans to Borrower for the purpose of meeting certain of its working capital requirements, and Lender is willing, subject to the terms and conditions set forth herein, to make such additional loans on the terms and conditions set forth herein and in reliance of the representations and warranties set forth herein and the documents to be executed in connection herewith.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Lender to enter into this Agreement, Borrower and Lender hereby agree as follows:

         SECTION 1. LENDER, ASSIGNEE OF BANK. Borrower hereby acknowledges and consents to the assignment of all rights, title and interest in, to and under the Loans, the Loan Documents and the other Transferred Rights by Bank to Lender and expressly agrees that each Loan Document is hereby amended so that all references to Bank therein shall be references to Lender, as assignee of Bank.

         SECTION 2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended to add the following terms and conditions.

                           2.1      Lender agrees to extend an additional
credit  facility  under which it agrees,
upon the satisfaction of the conditions set forth in Section 6 below, and subject to the other terms hereof, to make Advances to Borrower from time to time until the business day immediately prior to the Maturity Date (as defined below), provided however, that the aggregate original principal amount of such Advances does not exceed $500,000 (each Advance, an "Expansion Loan"; collectively, the "Expansion Loans").

                           2.2      Notwithstanding  anything to the contrary in
the Loan Documents,  (i) Expansion
Loans shall constitute "Loans" under the Loan Documents and have the benefit of, and be subject to, the terms and conditions of the Loan Documents, as such terms and conditions are amended by this Agreement, and (ii) Borrower's obligation to repay the Expansion Loans as provided in this Agreement shall constitute "Indebtedness" under the Loan Agreement and shall be secured by the Collateral. A default in repayment of the Expansion Loans or any other term and condition set forth in the Loan Documents as modified by this Agreement shall constitute an Event of Default under the Loan Documents and Lender shall have the right to accelerate the Loans, including the Expansion Loans, and exercise all other remedies under the Loan Documents; provided, however, that the Current Events of Default shall not trigger Lender's rights to accelerate the Expansion Loans or enforce any other remedies set forth in the Loan Documents relating to the Expansion Loans.

                           2.3      Expansion  Loans  shall  be made in  minimum
increments  of  $100,000  and the
proceeds of the Expansion Loans shall be used only for the purpose of financing Arcom's working capital needs. The proceeds from the Expansion Loans shall not be used to pay down the principal balances of outstanding debt of Arcoms or Enerdyne other than repayment of trade account payables of Arcoms payable in the ordinary course of its business.

                           2.4      When  Borrower  desires to obtain an
Expansion  Loan,  Borrower  shall  notify
Lender (which notice shall be irrevocable) by facsimile transmission to be received by each Lender at the facsimile number set forth on the signature pages hereto (or such other facsimile number of which Lender shall have notified Borrower in writing) no later than 12:00 noon pacific time five (5) business days before the day on which the Expansion Loan is to be made, along with written certifications signed by the chief executive officer or the chief financial officer of Borrower, in form and substance acceptable to Lender in its sole discretion, to the effect that (i) the proceeds of such Expansion Loan shall be utilized in compliance with the requirements set forth in Section 2.3 of this Agreement, (ii) no Event of Default (other than Current Events of Default) has occurred or would exist after giving effect to such Expansion Loan, and (iii) there has not occurred any material adverse change in the financial condition or business operations or prospects of Borrower since the date of the most recently audited financial statements delivered to Lender. Additionally, prior to Lender's obligation to make any Expansion Loans available to Borrower, Lender shall have received a re-affirmation of guaranty from each guarantor of the Loans, including such Expansion Loan, and shall have received such other documents as Lender may request and deem necessary or appropriate in its sole and absolute discretion.

                            2.5 Notwithstanding anything to the contrary in the
Loan Documents,  from and after
the date of this Agreement, the Loans, including the Expansion Loans, shall bear interest, on the outstanding daily balance thereof, at a rate of interest equal to Prime Rate (as defined below) plus 1.5% per annum, calculated on the basis of a 360-day year, subject to a minimum interest rate of 8.0% per annum and a maximum interest rate per annum equal to the maximum interest rate per annum allowed under applicable laws. Notwithstanding anything to the contrary in the Loan Documents, interest on the outstanding Loans, including Expansion Loans, shall be due and payable on the first day of each calendar quarter and, at Arcom's option, either in cash or by adding the accrued interest to the outstanding principal amount of Loans, including the Expansion Loans, outstanding under the Loan Documents. Any interest not paid in cash when due shall be compounded by becoming a part of the Loans, and such interest shall thereafter accrue interest at the rate then applicable hereunder. "Prime Rate" means, on any date of determination, the prime rate as published by the western edition of the Wall Street Journal on the last business day of the calendar month immediately preceding such date.

                           2.6      Notwithstanding  anything  to the  contrary
in the  Loan  Documents,  Borrower
promises to pay to Lender the aggregate unpaid principal amount of the Loans, including the Expansion Loans, together with accrued and unpaid interest on the unpaid principal thereof, at interest rates in accordance with Section 2.5 of this Agreement, on or prior to June 30, 2004 (the "Maturity Date"). Notwithstanding anything to the contrary in the Loan Documents, the Loans, including Expansion Loans, may be prepaid in whole or from time to time in part in minimum increments of $100,000 without premium or penalty, along with accrued and unpaid interest on the amount so prepaid. Notwithstanding anything to the contrary in the Loan Documents, any Loans, including Expansion Loans, once prepaid, may not be re-borrowed.

                           2.7      Notwithstanding  anything to the contrary in
the Loan  Documents,  Borrower may
sell assets for fair market value (as reasonably determined by the Board of Directors of Arcoms, or a committee thereof) cash consideration with the prior written consent of the Lender (not be unreasonably withheld), provided that the net proceeds generated from sale of any assets of Arcoms shall be applied as follows:


    ITEM NO. NET PROCEEDS          APPLICATION


    1.      First $1,500,000       To  be  retained  by  Arcoms  for  its
                                   working  capital requirements.


    2.      Next $1,500,000        To be paid by Arcoms to Lender  for
                                   application  toward
                                   repayment of Borrower's Indebtedness.

    3.      Next $3,000,000        50% of such  proceeds  to be  retained by
                                   Arcoms for its working capital requirements.

                                   50% of such proceeds to be paid by Arcoms to Lender for application toward repayment of Borrower's Indebtedness.


    4.     All  proceeds           To be paid by  Arcoms to
            therafter              Lender  until   complete
                                   and indefeasible payment of Borrower's
                                   Indebtedness and all other secured debt owing by Borrower to Lender.



         SECTION 3. REAFFIRMATION OF SECURITY INTEREST. Borrower hereby reaffirms its obligations under the Loan Documents, as amended by this Agreement, and ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore in the Collateral granted to Lender pursuant to the Loan Documents, as collateral security for the Indebtedness (including the Expansion Loans) of Borrower under the Loan Agreement and the other Loan Documents, as amended by this Agreement, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such Indebtedness, continues to be and remain collateral for such Indebtedness, including the Expansion Loans, from and after the date hereof. The Borrower hereby authorizes the filing of all Uniform Commercial Code financing statements and amendments, along with appropriate filings with the U.S Patent and Trademarks Office and U.S. Copyright Office, necessary to maintain and continue Lender's first priority fully perfected security interest in the Collateral.

         SECTION  4.  LIMITED  AMENDMENT.  Each of the  amendments  set forth in
Section 2 of this Agreement shall be limited precisely as written and shall not be deemed (a) to be an amendment of any other term or condition of the Loan Agreement or the other Loan Documents, to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents, or (b) to be a consent to any future amendment.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that (1) the representations and warranties respectively made in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Agreement except as set forth in
Schedule 5 hereto, (2) the execution, delivery and performance of this Agreement are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any material law or regulation or any term or provision of any other material agreement entered into by Borrower, (3) no representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Lender taken together with all such certificates and written statements furnished to Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Lender that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results, and (4) it has good title to the Collateral; the liens in the Collateral in favor of Lender are valid and first priority liens, and there are no liens or encumbrances on the Collateral other than those specifically set forth on Exhibit 5.4 hereto.

         SECTION 6. CONDITIONS PRECEDENT. The obligation of each Lender to make available the Expansion Loans is subject to the satisfaction of all of the following conditions precedent:

                           6.1      Lender  shall have  received  that  certain
Warrant to Purchase  Stock  issued
concurrently herewith by Arcoms to Lender for the purchase of Arcom's Series D Preferred stock, in form and substance substantially identical to Exhibit 6.1 attached hereto and the same shall have become effective according to its terms ("Series D Warrant");

                           6.2      Arcoms shall have filed a certificate of
determination  with the office of the
Secretary of State for the State of California to create sufficient Series D Preferred Stock of Arcoms underlying the Series D Warrant;

                           6.3      Lender and Borrower  shall have  entered
into a letter  agreement on a payment
schedule for the accounts payable due to Lender's counsel, Cooley Godward LLP, acceptable to Lender and Borrower. In addition to the foregoing, Lender shall have received reimbursement from Borrower of its costs and expenses incurred (including, without limitation, its reasonable attorneys' fees and expenses not to exceed $25,000) in connection with this Agreement and the transactions contemplated hereby;

                           6.4      There  shall  have  occurred  no  material
adverse  change  in  the  financial
condition or business operations or prospects of Borrower since the date of the most recently audited financial statements delivered to Lender;

                           6.5      There shall have been  delivered to Lender
or executed,  filed and/or  recorded
in all applicable jurisdictions such other instruments or documents, including, without limitation, all UCC financing statements, UCC amendments, intellectual property filings, fixture filings, landlord waivers, and mortgagee waivers, as Lender deems necessary or, in the opinion of Lender, desirable to perfect and protect its security interest in the Collateral; and Lender shall have received such lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Lender shall reasonably request to confirm that Lender has a first priority perfected security interest in the Collateral subject to no other liens, other than those set forth in Exhibit 5.4 hereto; and

                            6.6     Lender  shall  have  received  such  other
documents,  information  and items,
including all the required consents and approvals, related to the Loans as it shall request in its sole and absolute discretion.

         SECTION 7. RESERVATION OF RIGHTS. While Lender has, to date, not determined to take any Enforcement Actions based on the Current Events of Default, Lender reserves its rights, notwithstanding anything to the contrary in this Agreement, at any time to declare an Event of Default based on the Current Events of Default or any future Event of Default under the Loan Documents, including any Event of Default relating to Expansion Loans, or on any other violation, breach or event which constitutes an Event of Default under the Loan Documents currently existing or hereafter occurring, and thereupon to exercise any and all of its rights and remedies available under the Loan Documents and applicable law including, without limitation, an acceleration of the Indebtedness. Borrower expressly agrees that Lender shall not, by entering into this Agreement, or by any other actions or omissions to act (including any determination by Lender in its sole and absolute discretion, to make or not make Expansion Loans), be deemed to have waived the Current Events of Default, or any other past or present breaches, defaults or violations of the Loan Documents.

         SECTION 8. CO-OBLIGOR  WAIVERS.  Each Borrower hereby  expressly waives
(1) diligence, presentment, demand for payment and protest affecting the other Borrower's liability under the Loan Documents; (2) discharge due to any disability of the other Borrower; (3) any defenses of the other Borrower to obligations under the Loan Documents available to such Borrower solely by virtue of its status as a guarantor or surety of the other Borrower; (4) the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of the other Borrower from any of the Indebtedness of such Borrower by operation of law; (5) all notices whatsoever, including, without limitation, notice of acceptance of the incurring of the Indebtedness of the other Borrower; (6) any right it may have to require Lender to disclose to it any information that Lender may now or hereafter acquire concerning the financial condition or any circumstances that bear on the risk of nonpayment by the other Borrower, including the release of the other Borrower from its Indebtedness hereunder; (7) any requirement that Lender exhaust any right, power or remedy or proceed against the other Borrower or any other security for, or any guarantor of, or any other party liable for, any of the Indebtedness of the Borrower, or any portion thereof; and (8) without limiting the foregoing, the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432. Each Borrower specifically agrees that it shall not be necessary or required, and neither Borrower shall be entitled to require, that Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against the other Borrower or any guarantor or any other party for all or any part of the Indebtedness of such Borrower; (ii) make any effort at collection or enforcement of all or any part of the indebtedness of the Borrower from the other Borrower; (iii) foreclose against or seek to realize upon any collateral or any other security now or hereafter existing for all or any part of the Indebtedness of the other Borrower; (iv) exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Indebtedness of any Borrower or any security or guaranty relating thereto to assert; or (v) file any claim against assets of one Borrower before or as a condition of enforcing the liability of the other Borrower under this Agreement or the other Loan Documents.

         SECTION 9. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Agreement, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lender to Borrower. In the event of any conflict between any terms and conditions set forth in any other Loan Document and this Agreement, the terms and conditions set forth in this Agreement shall prevail.

         SECTION  10.      NO CLAIMS; RELEASE.

                           10.1     Except as set forth in Section 10.4 below,
Borrower  hereby  acknowledges  and
agrees that to its knowledge: (i) it has no claim or cause of action against Lender or any parent, subsidiary or affiliate of Lender, or any of Lender's officers, directors, employees, attorneys or other representatives or agents in connection with the Loan Documents, the loans thereunder or the transactions contemplated therein and in this Agreement; (ii) it has no offset or defense against any of its respective obligations, indebtedness or contracts in favor of Lender; and (iii) Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with Borrower as set forth in the Loan Documents.

                           10.2     Except as set forth in Section 10.4 below,
Arcoms,  Enerdyne and each of their
respective subsidiaries, affiliates, predecessors, successors and assigns, hereby fully and forever expressly agree, unconditionally and irrevocably to RELEASE, DISCHARGE, acquit and forgive the Lender and all of their respective subsidiaries, affiliates, predecessors, successors and assigns, and all of their present and former officers, directors, employees, partners, members, attorneys, beneficiaries and trustees (collectively, the "Releasees"), or any of them, from all actions, causes of action, suits, debts, liabilities, contracts, obligations, controversies, judgments, executions, claims, costs and demands both at law and in equity which they have or may have against the Releasees, or any of them, whether asserted or unasserted, whether now known or suspected which have existed or may have existed, or which do exist or which hereafter can, shall or may exist, based on any facts, events, or omissions, by reason of any matter or act whatsoever from the beginning of time until the date hereof in connection with the Loan Documents, the loans thereunder or the transactions contemplated therein and in this Agreement.

                           10.3     Except as set forth in Section 10.4 below,
each of Arcoms and Enerdyne  hereby
acknowledges that there is a possibility that subsequent to the execution of this Agreement, they will discover facts or incur or suffer claims that were unknown or unsuspected at the time this Agreement was executed, and which if known by that party at that time may have materially affected that party's decision to execute this Agreement. Each of Arcoms and Enerdyne hereby acknowledges and agrees that by reason of this Agreement, and the releases contained in this Section 10, each of Arcoms and Enerdyne is assuming any risk of such unknown facts and such unknown and unsuspected claims. Each of Arcoms and Enerdyne has been advised of the existence of Section 1542 of the California Civil Code ("Section 1542") which provides:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Notwithstanding such provisions, this release shall constitute a full release in accordance with its terms. Each of Arcoms and Enerdyne hereby knowingly and voluntarily waives the provisions of Section 1542, as well as any other statute, law or rule of similar effect.

                           10.4     Each of Lender  and  Borrower  agrees  that,
notwithstanding  anything  to the
contrary contained in this Agreement, Borrower reserves and does not release any of the Releasees from any and all actions, causes of action, suits, rights, remedies defenses, debts, liabilities, obligations, controversies, judgments, executions, claims, costs and demands both at law and in equity which they have or may have against the Releasees, or any of them, whether asserted or unasserted, as to the amount of principal which Lender is entitled to be repaid by Borrower or any guarantor with respect to the Loans and the Subordinated Notes arising directly or indirectly from the purchase of the Loans and Subordinated Notes at a discount; provided, however, that notwithstanding anything to the contrary in the foregoing, each of Lender and Borrower agrees that no inference is intended to be drawn as to the validity of any such actions, causes of action, suits, rights, remedies defenses, debts, liabilities, obligations, controversies, judgments, executions, claims, costs and demands and the foregoing shall not be deemed to be an admission by Lender of the validity thereof.

         SECTION 11. GOVERNING LAW; VENUE; DISPUTES; JURY TRIAL WAIVER. This Agreement will be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws that would require the application of the laws of any other state). Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state court located in the County of San Francisco, California or any federal court located in the Northern District of California. Each party expressly and irrevocably consents and submits to the jurisdiction of each such state and federal court (and each appellate court located in the State of California) in connection with any such legal proceeding.

         SECTION 12.       MISCELLANEOUS.

                           12.1     Borrower  recognizes that this Agreement is
confidential and that disclosure of
the provisions contained herein could cause irreparable harm to Lender. Accordingly, Borrower, and each of Borrower's agents, officers and directors acknowledge and agree that the terms, conditions and contents of this term sheet will be kept confidential and will not be published or disclosed except in the following circumstances: (i) disclosure may be made to Borrower's directors, officers, employees or representatives who need to know such information for the purpose of evaluating this proposed investment (it being understood that such persons shall be informed by Borrower of the confidential nature of such information and shall be required to treat such information confidentially);
(ii) disclosure may be made with the prior written consent of Lender; and (iii) disclosure required by law.

                           12.2     If  any   provision  of  this   Agreement
 is   determined  to  be  invalid  or
unenforceable to any extent, the remainder of this Agreement will not be impaired or otherwise affected and will continue to be valid and enforceable, and the affected provision will be deemed valid and enforceable to the fullest extent permitted by applicable law.

                           12.3     All waivers must be in writing and signed by
an  authorized  representative  of
the party to be charged. Any waiver or failure to enforce any provision of this Agreement on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion. There will be no waiver by course of dealing, performance, trade, usage, or custom. This Agreement may not be amended, modified, altered, or supplemented other than by means of a written instrument duly executed and delivered on behalf of both Lender and Borrower.

                           12.4     Unless  otherwise  provided  in this
Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents, which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telecopy to Borrower or to Lender, as the case may be, at its addresses set forth below its respective signatures.

                            12.5    This  Agreement  may be executed in any
number of  counterparts,  each of which
when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by each party.



         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first written above.



LENDER:



HOUSATONIC MICRO FUND SBIC, L.P.



/s/ Joseph Niehaus
Name:   Joseph Hiehaus

ADDRESS FOR NOTICES:
44 Montgomery Street, Suite 4010
San Francisco, CA 94104
Attention: Mr. Joseph Niehaus
Facsimile:  (415) 955-5715

HOUSATONIC MICRO FUND, L.P


/s/ Joseph Niehaus
Name:    Joseph Niehaus

ADDRESS FOR NOTICES:
44 Montgomery Street, Suite 4010
San Francisco, CA 94104
Attention: Mr. Joseph Niehaus
Facsimile:  (415) 955-5715


LEXINGTON FUNDING LLC


/s/ Harvey S. Gettleson
Name:Harvey S. Gettleson
Title:  Chief Financial Officer
ADDRESS FOR NOTICES:
9350 Wilshire Blvd., Suite 400
Beverly Hills, CA 90212-3206
Attention: Mr. Harvey Gettleson
Facsimile:  (310) 271-3990

BORROWER:

ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.

/s/ Paul Wickman
Name:  Paul Wickman
Title: Chief Financial Officer
ADDRESS FOR NOTICES:


ENERDYNE TECHNOLOGIES, INC.

/s/ Paul Wickman
Name: Paul Wickman
Title: Chief Financial Officer
ADDRESS FOR NOTICES:




                   ACKNOWLEDGMENT OF AND CONSENT TO AGREEMENT,
    AMENDMENT, RESERVATION OF RIGHTS AND RELEASE AND REAFFIRMATION OF GUARANTY


EACH OF THE UNDERSIGNED, AS A GUARANTOR OF THE INDEBTEDNESS OF ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC., A CALIFORNIA CORPORATION FORMERLY KNOWN AS BOATRACS, INC. AND ENERDYNE TECHNOLOGIES, INC., A CALIFORNIA CORPORATION (COLLECTIVELY "BORROWER") OWING TO HOUSATONIC MICRO FUND SBIC, L.P., HOUSATONIC MICRO FUND, L.P AND LEXINGTON FUNDING LLC (COLLECTIVELY, THE "LENDER") UNDER THE LOAN DOCUMENTS BETWEEN BORROWER AND LENDER (IN SUCH CAPACITY, EACH A "GUARANTOR"), HEREBY ACKNOWLEDGES AND CONFIRMS THAT IT HAS REVIEWED THE TERMS AND CONDITIONS OF THE FOREGOING AGREEMENT, AMENDMENT, RESERVATION OF RIGHTS AND RELEASE ("AGREEMENT") BETWEEN BORROWER AND LENDER.

EACH GUARANTOR HEREBY (A) CONSENTS TO AND APPROVES THE EXECUTION OF THE AGREEMENT BY BORROWER AND LENDER, (B) AGREES THAT ITS RESPECTIVE GUARANTY RELATING TO THE INDEBTEDNESS OF BORROWER UNDER THE LOAN DOCUMENTS, AS AMENDED BY THE AGREEMENT, SHALL CONTINUE IN FULL FORCE AND EFFECT, SHALL BE VALID AND ENFORCEABLE AND SHALL NOT BE IMPAIRED OR OTHERWISE AFFECTED BY THE EXECUTION OF THE AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT DELIVERED IN CONNECTION
THEREWITH, AND (C) REAFFIRMS THAT ITS RESPECTIVE GUARANTY GUARANTEES ALL INDEBTEDNESS OF BORROWER UNDER THE LOAN DOCUMENTS, AS AMENDED BY THE AGREEMENT, AND ALL OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH.

Dated: March 25, 2003



GUARANTORS:

INNOVATIVE COMMUNICATIONS TECHNOLOGIES, INC., a Delaware corporation



/s/ Paul Wickman
Name:   Paul Wickman
Title:  Chief Financial Officer


BOATRACS (EUROPE) B.V., a Netherlands corporation



/s/ Paul Wickman

Name: Paul Wickman
Title:Treasurer


OCEANTRAC INCORPORATED, a Canadian corporation



/s/ Paul Wickman
Name:Paul Wickman
Title: Treasurer